                            SUPPLEMENT TO PROSPECTUS
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1998


FINANCIAL RATINGS OF THE COMPANY

         The contracts described in the Prospectus are issued by The Manufacturers Life Insurance Company of North America (the "Company"). The Company's financial ratings are as follows:

         A++ A.M. Best
         Superior in financial strength; 1st category of 15

         AAA Duff & Phelps
         Highest in claims paying ability; 1st category of 18

         AA+ Standard & Poor's
         Excellent in claims paying ability; 2nd category of 21

         Aa2 Moody's
         Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this supplement and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

PAYMENT ENHANCEMENTS

         The Company is currently offering a promotional payment enhancement for initial and subsequent purchase payments to contracts issued on and after January 4, 1999. The promotional payment enhancement, as a percentage of purchase payments, is as follows:


      Cumulative Purchase Payments               Promotional Payment Enhancement
--------------------------------------------------------------------------------

      Less than $500,000                                      4.0%

      $500,000 or more but less than $2,500,000               5.0%

      $2,500,000 or more                                      6.0%

To be eligible for the promotional payment enhancement, initial purchase payments must be received by the Company on or after January 4, 1999. Subsequent payments to contracts issued on or after January 4, 1999 will receive the promotional payment enhancement if the promotion is in effect when the subsequent payment is received by the Company. If the promotion is not in effect, the subsequent payment will receive the payment enhancement described in the prospectus. Initial and subsequent purchase payments to contracts issued prior to January 4, 1999 will not be eligible for the promotional payment enhancement but will receive the payment enhancement described in the prospectus. The Company reserves the right to change or terminate the promotional payment enhancement at any time for purchase payments made after the effective date of the change. Contract owners should not rely on the promotional payment enhancement being in effect for subsequent payments.

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DEATH BENEFIT BEFORE MATURITY DATE - PAYMENT OF DEATH BENEFIT

         Item (5) of the second paragraph under the heading "Death Benefit Before Maturity Date - Payment of Death Benefit" is amended and restated as follows:

(5) If the owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules described in "(4)" applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. This treatment of contract value as a purchase payment is not included in cumulative purchase payments and is not eligible for a payment enhancement. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in the determination of the spouse's death benefit.



                        SUPPLEMENT DATED JANUARY 4 1999.

VTG20.SUPP0199


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The Manufacturers Insurance Company of North America
73 Tremont Street
Boston, MA  02108




January 4, 1999


U.S. Securities and Exchange Commission
Judiciary Plaza
450 5th Street, N.W.
Washington D.C. 20549

Attention:    File Desk

Re: The Manufacturers Life Insurance Company of North America Separate Account A Registration Statements on Form N-4
              File No. 333-24657

Dear Sirs:

         On behalf of the above-captioned registrant, we enclose herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated January 4, 1999 to the registrant's definitive prospectuses dated May 1, 1998.

         If you have any questions, please call the undersigned at
(617) 854-8628.

Very truly yours,

/s/ BETSY ANNE SEEL
-------------------
Betsy Anne Seel
Counsel

Enclosure